                             MONTHLY TRUST ACTIVITY

A. Trust Level Activity
         Number of Days in Collection Period                                                                             30
         Beginning Principal Receivables Balance                                                           1,601,734,530.65
         Beginning Special Funding Account Balance                                                                   949.04
         Beginning Principal Receivables + SFA Balance                                                     1,601,735,479.69
         Special Funding Account Earnings                                                                              1.81
         Finance Charge Collections                                                                           22,999,757.23
         Interchange Collections                                                                               1,971,938.71
         Collection Account Investment Proceeds                                                                   24,840.37
         Recoveries treated as Finance Charge Collections                                                              0.00
         Total Finance Charge Receivables Collections                                                         24,996,538.12
         Principal Receivables Collections                                                                   155,387,247.99
         Recoveries treated as Principal Collections                                                           3,243,107.60
         Total Principal Receivables Collections                                                             158,630,355.59
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                       10.64%
         Defaulted Amount (Net of Recoveries)                                                                  8,524,522.80
         Annualized Default Rate                                                                                      6.39%
         Trust Portfolio Yield                                                                                       18.73%
         New Principal Receivables                                                                           283,212,994.69
         Aggregate Account Addition or Removal (Y/N)?                                                                     Y
         Date of Addition/Removal                                                                                 01-Sep-99
         Principal Receivables at the end of the day of Addition/Removal                                   1,741,906,171.83
         SFA Balance at the end of the day of Addition/Removal                                                       949.04
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                     1,741,907,120.87
         Percentage of the Collection Period which is before the Addition/Removal Date                                0.00%
         Ending Principal Receivables Balance                                                              1,717,667,711.77
         Ending Special Funding Account (SFA) Balance                                                                  0.00
         Ending Principal Receivables + SFA Balance                                                        1,717,667,711.77
         Required Minimum Principal Balance                                                                1,605,000,000.00
         Transferor Percentage                                                                                       14.51%



                                     Page 1

                             MONTHLY TRUST ACTIVITY

B. Series Allocations


                                                              Total                  1998-2                  1998-3

         Group                                                                          1                      1
         Class A Invested Amount                                                      528,000,000.00         528,000,000.00
         Class B Invested Amount                                                      113,000,000.00         113,000,000.00
         Collateral Invested Amount                                                    67,000,000.00          67,000,000.00
         Class D Invested Amount                                                       42,000,000.00          42,000,000.00
         Total Invested Amount                              1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                           105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount                1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                                100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                                   12,498,269.06          12,498,269.06
         Series Allocable Principal Collections                                        79,315,177.80          79,315,177.80
         Series Allocable Defaulted Amounts                                             4,262,261.40           4,262,261.40
         Series Allocable Servicing Fee                                                 1,250,000.00           1,250,000.00
         In Revolving Period?                                                                      Y                      Y
         Available for Shared Principal Collections           143,941,266.78           71,970,633.39          71,970,633.39
         Principal Shortfall                                            0.00                    0.00                   0.00
         Allocation of Shared Principal Collections                     0.00                    0.00                   0.00
         FC Available for other Excess Allocation Series                0.00                    0.00                   0.00
         Finance Charge Shortfall                              10,051,515.38            5,025,757.69           5,025,757.69
         Allocation of Excess Finance Charge Collections                0.00                    0.00                   0.00


B. Series Allocations



         Amounts Due                                                                 1998-2                  1998-3

                          Principal Allocation Percentage                                     86.11%                 86.11%
                          Floating Allocation Percentage                                      86.11%                 86.11%
                          Class A Certificate Rate                                            5.480%                 5.510%
                          Class B Certificate Rate                                            5.690%                 5.740%
                          CIA Certificate Rate                                                6.255%                 6.355%
                          Class D Certificate Rate                                            0.000%                 0.000%
                          Class A Interest                                              2,411,200.00           2,424,400.00
                          Class B Interest                                                535,808.33             540,516.67
                          Collateral Monthly Interest                                     349,237.50             354,820.83
                          Class D Interest                                                      0.00                   0.00
                          Investor Monthly Interest                                     3,296,245.83           3,319,737.50
                          Investor Default Amount (Net of Recoveries)                   3,670,340.41           3,670,340.41
                          Interchange Collections                                         849,042.99             849,042.99
                          0.75% of Interchange                                            468,750.00             468,750.00
                          Servicer Interchange                                            468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00           1,250,000.00
                              Interchange Adjustment                                            0.00                   0.00
                              SFA Adjustment                                                    0.79                   0.79
                          Monthly Servicing Fee (After Adjustments)                     1,249,999.21           1,249,999.21



C. Group 1 Allocations


                                                              Total                  1998-2                  1998-3

         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                                136,600,585.95           68,300,292.98          68,300,292.98
         Finance Charge Collections                            21,525,147.20           10,762,573.60          10,762,573.60
         Investor Monthly Interest                              6,615,983.33            3,296,245.83           3,319,737.50
         Investor Default Amount                                7,340,680.82            3,670,340.41           3,670,340.41
         Monthly Servicing Fee                                  2,499,998.42            1,249,999.21           1,249,999.21
         Total Amount Due                                      16,456,662.58            8,216,585.45           8,240,077.12
         Excess Before Reallocation                             5,068,484.62            2,545,988.14           2,522,496.48
         Reallocation of Finance Charge Collections                                       -11,745.83              11,745.83
         Dollars of Excess Spread                               5,068,484.62            2,534,242.31           2,534,242.31
         Percentage Excess Spread                                      4.05%                   4.05%                  4.05%
         Reallocated Finance Charge Collections                21,525,147.20           10,750,827.77          10,774,319.43

                                     Page 2

                             MONTHLY TRUST ACTIVITY
C. Group 2 Allocations


                                                                       Total
         Beginning Invested Amount After Giving                         0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                          0.00
         Finance Charge Collections                                     0.00
         Investor Monthly Interest                                      0.00
         Investor Default Amount                                        0.00
         Monthly Servicing Fee                                          0.00
         Total Amount Due                                               0.00
         Excess Before Reallocation                                     0.00
         Reallocation of Finance Charge Collections
         Dollars of Excess Spread                                       0.00
         Percentage Excess Spread                                        n/a
         Reallocated Finance Charge Collections                         0.00




D. Trust Performance



         30-59 Days Delinquent                                                         33,908,085.01
         60-89 Days Delinquent                                                         20,492,449.24
         90+ Days Delinquent                                                           39,339,164.79
         Total 30+ Days Delinquent                                                     93,739,699.04

                                     Page 3

                                 SERIES 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements





Last Payment Date                             15-Sep-99
Current Payment Date                          15-Oct-99
Actual / 360 Days                                 30             30              30              30
30 / 360 Days                                     30             30              30              30
Fixed / Floating                               Floating       Floating        Floating        Floating
                                                                         Collateral Invested
                                               Class A         Class B         Amount          Class D          Total

Certificate Rate                                    5.480%          5.690%          6.255%          0.000%
Initial Balance                             528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
Required Transferor Amount                                                                                   52,500,000.00
Total Initial Amount                                                                                        802,500,000.00

Beginning Outstanding Amount                528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
Ending Outstanding Amount                   528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00

Beginning Invested Amount                   528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
Ending Invested Amount                      528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount          528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount             528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00

Principal Allocation Percentage                     70.40%          15.07%           8.93%           5.60%         100.00%
Floating Allocation Percentage                      70.40%          15.07%           8.93%           5.60%         100.00%
Principal Collections                        48,083,406.26   10,290,577.48    6,101,492.84    3,824,816.41   68,300,292.98
Realloc Finance Charge Collections            7,568,582.75    1,619,791.38      960,407.28      602,046.35   10,750,827.77
YSA Draw                                                                                                              0.00
YSA Investment Proceeds                                                                                               0.00
Realloc Finance Charge plus YSA Draw          7,568,582.75    1,619,791.38      960,407.28      602,046.35   10,750,827.77
Monthly Interest                              2,411,200.00      535,808.33      349,237.50            0.00    3,296,245.83
Investor Default Amount (Net)                 2,583,919.65      552,997.96      327,883.74      205,539.06    3,670,340.41
Monthly Servicing Fee                           879,999.44      188,333.21      111,666.60       69,999.96    1,249,999.21
Total Due                                     5,875,119.09    1,277,139.50      788,787.84      275,539.02    8,216,585.45

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                   10,750,827.77
Series Adjusted Portfolio Yield                                                                                     11.33%
Base Rate                                                                                                            7.27%


                                     Page 4

                                 SERIES 1998-2



Series Parameters
                         Revolving Period (Y/N)                                   Y
                         Accumulation Period (Y/N)                                N
                         Early Amortization (Y/N)                                 N
                         Controlled Accumulation Period                         12.00
                         Holdings is Servicer                                     Y
                         Paydown Excess CIA (Y/N)                                 Y
                         Paydown Excess Class D (Y/N)                             Y
                         Controlled Accumulation Amount                      53,416,666.67
                         Controlled Deposit Amount                           53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                  0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                  0.00
                         Principal Funding Account Deposit                            0.00
                         Ending Principal Funding Account Balance                     0.00
                         Principal Funding Investment Proceeds                        0.00

                         Yield Supplement Account Beginning Balance                   0.00
                         Yield Supplement Account Release                             0.00
                         Yield Supplement Account Ending Balance                      0.00

                         Reserve Account Beginning Balance                            0.00
                         Required Reserve Account Amount                              0.00
                         Funds Deposited into Reserve Account                         0.00
                         Ending Reserve Account Balance                               0.00


C. Certificate Balances and Distrubutions


                                               Class A         Class B           CIA           Class D          Total

Beginning Balance                          528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
Interest Distribution                        2,411,200.00      535,808.33      349,237.50            0.00    3,296,245.83
PFA Deposits                                         0.00                                                            0.00
Principal Distributions                              0.00            0.00            0.00            0.00            0.00
Total Distributions                          2,411,200.00      535,808.33      349,237.50            0.00    3,296,245.83
Ending Certificate                         528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
Pool Factor                                        100.00%         100.00%         100.00%         100.00%
Total Distribution Per $1,000                      4.5667          4.7417          5.2125          0.0000
Interest Distribution Per $1,000                   4.5667          4.7417          5.2125          0.0000
Principal Distribution Per $1,000                  0.0000          0.0000          0.0000          0.0000


                                     Page 5


                                 SERIES 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:




                       1 Total amount of the distribution:                                               2,411,200.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:              2,411,200.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest           0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                   0.00
                       5 Amount of the distribution in respect of Class A Principal:                             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.





                       1 Total amount of Class A Investor Charge-Offs:                                           0.00
                       2 Amount of Class A Investor Charge-Offs                                                  0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                     0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                            0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                  0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.




                       1 The total amount of the distribution:                                             535,808.33
                       2 Amount of the distribution in respect of Class B monthly interest:                535,808.33
                       3 Amount of the distribution in respect of Class B outstanding monthly interest           0.00
                       4 Amount of the distribution in respect of Class B additional interest:                   0.00
                       5 Amount of the distribution in respect of Class B principal:                             0.00


G. Amount of reductions in Class B Invested Amount on such Distribution Date.




                       1 The amount of reductions in Class B Invested Amount                                     0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                    0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                               0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                             0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                          0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                     Page 6

                                 SERIES 1998-2


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.




                       1 Total amount distributed to the Collateral Interest Holder:                       349,237.50
                       2 Amount distributed in respect of Collateral Monthly Interest:                     349,237.50
                       3 Amount distributed in respect of Collateral Additional Interest:                        0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                     0.00
                         of principal on the Collateral Invested Amount:


I. Amount of reductions in Collateral Invested Amount.




                       1 The amount of reductions in the Collateral Invested Amount.                             0.00
                       2 The total amount reimbursed in respect of such reductions in the                        0.00
                         Collateral Invested Amount


J.   Finance Charge Shortfall Amount





                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)          10,750,827.77
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl.
                         Spread Acct                                                                     8,216,585.45
                       3 Spread Account Requirement per Loan Agreement                                   7,560,000.00
                       4 Finance Charge Shortfall                                                        5,025,757.69
                       5 Available for Other Excess Allocation Series                                            0.00


K. Application of Reallocated Investor Finance Charge Collections.



                                                              Available          Due            Paid          Shortfall

                       1 Allocated Class A Available Funds    7,568,582.75
                         a Reserve Account Release                    0.00
                         b PFA Investment Earnings                    0.00
                         c Class A Available Funds            7,568,582.75

                       2 Class A Available Funds              7,568,582.75
                         a Class A Monthly Interest                           2,411,200.00    2,411,200.00            0.00
                         b Class A Servicing Fee                                879,999.44      879,999.44            0.00
                         c Class A Investor Default Amount                    2,583,919.65    2,583,919.65            0.00
                         d Class A Excess                     1,693,463.65

                       3 Class B Available Funds              1,619,791.38
                         a Class B Monthly Interest                             535,808.33      535,808.33            0.00
                         b Class B Servicing Fee                                188,333.21      188,333.21            0.00
                         c Class B Excess                       895,649.84

                       4 Collateral Available Funds             960,407.28
                         a Collateral Servicing Fee                             111,666.60      111,666.60            0.00
                         b Collateral Excess                    848,740.68

                       5 Class D Available Funds                602,046.35
                         a Class D Servicing Fee                                 69,999.96       69,999.96            0.00
                         b Class D Excess                       532,046.40

                       6 Total Excess Spread                  3,969,900.57

                                     Page 7

                                 SERIES 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections




                                                              Available          Due            Paid          Shortfall

                       1 Available Excess Spread              3,969,900.57
                       2 Excess Fin Charge Coll                       0.00
                              from Other Series
                       3 Available Funds                      3,969,900.57
                       4 Class A Required Amount Shortfalls                           0.00            0.00            0.00
                       5 Class B Defaults                                       552,997.96      552,997.96            0.00
                       6 Monthly Servicing Fee Shortfalls                             0.00            0.00            0.00
                       7 Collateral Monthly Interest                            349,237.50      349,237.50            0.00
                       8 Collateral Default Amount                              327,883.74      327,883.74            0.00
                       9 Reserve Account Deposit                                      0.00            0.00            0.00
                      10 Class D Monthly Interest                                     0.00            0.00            0.00
                      11 Class D Default Amount                                 205,539.06      205,539.06            0.00
                      12 Other CIA Amounts Owed                               3,509,130.92    2,534,242.31      974,888.61
                      13 Excess Fin Coll for Other Series                             0.00            0.00            0.00
                      14 Excess Spread                                0.00
                      15 Writedowns
                                          a Class A                   0.00
                                          b Class B                   0.00
                                          c CIA                       0.00
                                          d Class D                   0.00


M. Reallocated Principal Collections




                       1 Total Principal Collections Allocable               68,300,292.98
                       2 Principal Required to Fund the Required Amount               0.00
                       3 Shared Principal Collections from other Series               0.00
                       4 Other Amounts Treated as Principal Collections       3,670,340.41
                       5 Available Principal Collections                     71,970,633.39



N. Application of Principal Collections during Revolving Period





                       1 Collateral Invested Amount                          67,000,000.00
                       2 Required Collateral Invested Amount                 67,000,000.00
                       3 Amount used to pay Excess CIA                                0.00
                       4 Available Principal Collections                     71,970,633.39

                       5 Class D                                             42,000,000.00
                       6 Required Class D                                    42,000,000.00
                       7 Amount used to pay Excess Class D                            0.00
                       8 Available Principal Collections                     71,970,633.39


                                     Page 8

                                 SERIES 1998-2

O. Application of Principal Collections during the Accumulation Period




                       1 Available Principal Collections                                     71,970,633.39
                                          a Controlled Deposit Amount                                 0.00
                                          b Minimum of Avail Prin Coll and CDA                        0.00
                                          c Controlled Deposit Amount Shortfall                       0.00
                                          d Amount Deposited in PFA for Class A                       0.00
                                          e Draw from PFA to pay Class A Principal                    0.00
                                          f Class A Adjusted Invested Amount                528,000,000.00

                       2 Remaining Principal Collections Available                           71,970,633.39
                                          a Remaining PFA Balance                                     0.00
                                          b Beginning Class B Outstanding Amount            113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount      113,000,000.00
                                          d Amount Deposited in PFA for Class B                       0.00
                                          e Draw from PFA to pay Class B Principal                    0.00
                                          f Class B Adjusted Invested Amount                113,000,000.00

                       3 Remaining Principal Collections Available                           71,970,633.39
                                          a Remaining CIA Amount                             67,000,000.00
                                          b Principal Paid to CIA                                     0.00
                                          c CIA at the end of the Period                     67,000,000.00

                       4 Remaining Principal Collections Available                           71,970,633.39
                                          a Remaining Class D Amount                         42,000,000.00
                                          b Principal Paid to Class D                                 0.00
                                          c Class D at the end of the Period                 42,000,000.00

                         Class A Principal Paid to Investors                                          0.00
                         Class B Principal Paid to Investors                                          0.00
                         CIA Principal Paid to Investors                                              0.00
                         Class D Principal Paid to Investors                                          0.00
                         Ending Class A Outstanding Amount                                  528,000,000.00
                         Ending Class B Outstanding Amount                                  113,000,000.00
                         Ending CIA Outstanding Amount                                       67,000,000.00
                         Ending Class D Outstanding Amount                                   42,000,000.00

                       5 Shared Principal Collections                                        71,970,633.39

                                     Page 9

                                 SERIES 1998-2

P. Application of Principal Collections during Early Amortization Period




                       1 Principal Collections Available                                                  0.00
                                          a Remaining Class A Adjusted Invested Amount          528,000,000.00
                                          b Principal Paid to Class A                                     0.00
                                          c End of Period Class A Adjusted Invested Amount      528,000,000.00

                       2 Remaining Principal Collections Available                                        0.00
                                          a Remaining Class B Adjusted Invested Amount          113,000,000.00
                                          b Principal Paid to Class B                                     0.00
                                          c End of Period Class B Adjusted Invested Amount      113,000,000.00

                       3 Remaining Principal Collections Available                                        0.00
                                          a Remaining Collateral Invested Amount                 67,000,000.00
                                          b Principal Paid to CIA                                         0.00
                                          c Collateral Invested Amount at the end of the Period  67,000,000.00

                       4 Remaining Principal Collections Available                                        0.00
                                          a Remaining Class D Amount                             42,000,000.00
                                          b Principal Paid to Class D                                     0.00
                                          c Class D at the end of the Period                     42,000,000.00


Q. Yield and Base Rate





                       1 Base Rate
                                          a Current Monthly Period                   7.27%
                                          b Prior Monthly Period                     7.17%
                                          c Second Prior Monthly Period              7.09%

                         Three Month Average Base Rate                                               7.18%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                  11.33%
                                          b Prior Monthly Period                    11.78%
                                          c Second Prior Monthly Period             10.55%

                         Three Month Average Series Adjusted Portfolio Yield                        11.22%

                       3 Excess Spread
                                          a Current Monthly Period                   4.05%
                                          b Prior Monthly Period                     4.61%
                                          c Second Prior Monthly Period              3.46%

                         Three Month Average Excess Spread                                           4.04%

                                     Page 10


                                 SERIES 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements




Last Payment Date                               15-Sep-99
Current Payment Date                            15-Oct-99
Actual / 360 Days                                   30               30                30               30
30 / 360 Days                                       30               30                30               30
Fixed / Floating                                 Floating         Floating          Floating         Floating
                                                                                Collateral Invested
                                                 Class A           Class B           Amount           Class D            Total


Certificate Rate                                       5.510%            5.740%           6.355%           0.000%
Initial Balance                                528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount                   528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount                      528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount                      528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                         528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount             528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount                528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                        70.40%            15.07%            8.93%            5.60%           100.00%
Floating Allocation Percentage                         70.40%            15.07%            8.93%            5.60%           100.00%
Principal Collections                           48,083,406.26     10,290,577.48     6,101,492.84     3,824,816.41     68,300,292.98
Realloc Finance Charge Collections               7,585,120.88      1,623,330.79       962,505.87       603,361.89     10,774,319.43
YSA Draw                                                                                                                       0.00
YSA Investment Proceeds                                                                                                        0.00
Realloc Finance Charge plus YSA Draw             7,585,120.88      1,623,330.79       962,505.87       603,361.89     10,774,319.43
Monthly Interest                                 2,424,400.00        540,516.67       354,820.83             0.00      3,319,737.50
Investor Default Amount (Net)                    2,583,919.65        552,997.96       327,883.74       205,539.06      3,670,340.41
Monthly Servicing Fee                              879,999.44        188,333.21       111,666.60        69,999.96      1,249,999.21
Total Due                                        5,888,319.09      1,281,847.84       794,371.17       275,539.02      8,240,077.12

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                            10,774,319.43
Series Adjusted Portfolio Yield                                                                                              11.37%
Base Rate                                                                                                                     7.31%

                                    Page 11

                                 SERIES 1998-3




Series Parameters
                         Revolving Period (Y/N)                                        Y
                         Accumulation Period (Y/N)                                     N
                         Early Amortization (Y/N)                                      N
                         Controlled Accumulation Period                              12.00
                         Holdings is Servicer                                          Y
                         Paydown Excess CIA (Y/N)                                      Y
                         Paydown Excess Class D (Y/N)                                  Y
                         Controlled Accumulation Amount                            53,416,666.67
                         Controlled Deposit Amount                                 53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                        0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                        0.00
                         Principal Funding Account Deposit                                  0.00
                         Ending Principal Funding Account Balance                           0.00
                         Principal Funding Investment Proceeds                              0.00

                         Yield Supplement Account Beginning Balance                         0.00
                         Yield Supplement Account Release                                   0.00
                         Yield Supplement Account Ending Balance                            0.00

                         Reserve Account Beginning Balance                                  0.00
                         Required Reserve Account Amount                                    0.00
                         Funds Deposited into Reserve Account                               0.00
                         Ending Reserve Account Balance                                     0.00


C. Certificate Balances and Distrubutions



                                                 Class A           Class B             CIA           Class D            Total


               Beginning Balance              528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
               Interest Distributions           2,424,400.00        540,516.67       354,820.83             0.00      3,319,737.50
               PFA Deposits                             0.00                                                                  0.00
               Principal Distributions                  0.00              0.00             0.00             0.00              0.00
               Total Distributions              2,424,400.00        540,516.67       354,820.83             0.00      3,319,737.50
               Ending Certificate Balance     528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
               Pool Factor                            100.00%           100.00%          100.00%          100.00%
               Total Distribution Per $1,000          4.5917            4.7833           5.2958           0.0000
               Interest Distribution Per $1,000       4.5917            4.7833           5.2958           0.0000
               Principal Distribution Per $1,000      0.0000            0.0000           0.0000           0.0000

                                    Page 12

                                 SERIES 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:




                       1 Total amount of the distribution:                                           2,424,400.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:          2,424,400.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:      0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:               0.00
                       5 Amount of the distribution in respect of Class A Principal:                         0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.




                       1 Total amount of Class A Investor Charge-Offs:                                       0.00
                       2 Amount of Class A Investor Charge-Offs                                              0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                 0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                        0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                              0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.




                       1 The total amount of the distribution:                                         540,516.67
                       2 Amount of the distribution in respect of Class B monthly interest:            540,516.67
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:      0.00
                       4 Amount of the distribution in respect of Class B additional interest:               0.00
                       5 Amount of the distribution in respect of Class B principal:                         0.00


G. Amount of reductions in Class B Invested Amount on such Distribution Date.





                       1 The amount of reductions in Class B Invested Amount                                 0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                           0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                         0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                      0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                    Page 13

                                 SERIES 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.




                       1 Total amount distributed to the Collateral Interest Holder:                   354,820.83
                       2 Amount distributed in respect of Collateral Monthly Interest:                 354,820.83
                       3 Amount distributed in respect of Collateral Additional Interest:                    0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                 0.00
                         of principal on the Collateral Invested Amount:


I. Amount of reductions in Collateral Invested Amount.




                       1 The amount of reductions in the Collateral Invested Amount.                         0.00
                       2 The total amount reimbursed in respect of such reductions in the                    0.00
                         Collateral Invested Amount


J.   Finance Charge Shortfall Amount




                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)      10,774,319.43
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7
                         (excl. Spread Acct.)                                                        8,240,077.12
                       3 Spread Account Requirement per Loan Agreement                               7,560,000.00
                       4 Finance Charge Shortfall                                                    5,025,757.69
                       5 Available for Other Excess Allocation Series                                        0.00


K. Application of Reallocated Investor Finance Charge Collections.




                                                                  Available           Due              Paid           Shortfall

                       1 Allocated Class A Available Funds         7,585,120.88
                         a Reserve Account Release                         0.00
                         b PFA Investment Earnings                         0.00
                         c Class A Available Funds                 7,585,120.88

                       2 Class A Available Funds                   7,585,120.88
                         a Class A Monthly Interest                                 2,424,400.00     2,424,400.00              0.00
                         b Class A Servicing Fee                                      879,999.44       879,999.44              0.00
                         c Class A Investor Default Amount                          2,583,919.65     2,583,919.65              0.00
                         d Class A Excess                          1,696,801.79

                       3 Class B Available Funds                   1,623,330.79
                         a Class B Monthly Interest                                   540,516.67       540,516.67              0.00
                         b Class B Servicing Fee                                      188,333.21       188,333.21              0.00
                         c Class B Excess                            894,480.91

                       4 Collateral Available Funds                  962,505.87
                         a Collateral Servicing Fee                                   111,666.60       111,666.60              0.00
                         b Collateral Excess                         850,839.27

                       5 Class D Available Funds                     603,361.89
                         a Class D Servicing Fee                                       69,999.96        69,999.96              0.00
                         b Class D Excess                            533,361.93

                       6 Total Excess Spread                       3,975,483.91

                                    Page 14

                                 SERIES 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections



                                                                  Available           Due              Paid           Shortfall

                       1 Available Excess Spread                   3,975,483.91
                       2 Excess Fin Charge Coll                            0.00
                              from Other Series
                       3 Available Funds                           3,975,483.91
                       4 Class A Required Amount Shortfalls                                 0.00             0.00              0.00
                       5 Class B Defaults                                             552,997.96       552,997.96              0.00
                       6 Monthly Servicing Fee Shortfalls                                   0.00             0.00              0.00
                       7 Collateral Monthly Interest                                  354,820.83       354,820.83              0.00
                       8 Collateral Default Amount                                    327,883.74       327,883.74              0.00
                       9 Reserve Account Deposit                                            0.00             0.00              0.00
                      10 Class D Monthly Interest                                           0.00             0.00              0.00
                      11 Class D Default Amount                                       205,539.06       205,539.06              0.00
                      12 Other CIA Amounts Owed                                     3,509,131.27     2,534,242.31        974,888.96
                      13 Excess Fin Coll for Other Series                                   0.00             0.00              0.00
                      14 Excess Spread                                     0.00
                      15 Writedowns
                                           a Class A                       0.00
                                           b Class B                       0.00
                                           c CIA                           0.00
                                           d Class D                       0.00


M. Reallocated Principal Collections




                       1 Total Principal Collections Allocable                     68,300,292.98
                       2 Principal Required to Fund the Required Amount                     0.00
                       3 Shared Principal Collections from other Series                     0.00
                       4 Other Amounts Treated as Principal Collections             3,670,340.41
                       5 Available Principal Collections                           71,970,633.39


N. Application of Principal Collections during Revolving Period




                       1 Collateral Invested Amount                                67,000,000.00
                       2 Required Collateral Invested Amount                       67,000,000.00
                       3 Amount used to pay Excess CIA                                      0.00
                       4 Available Principal Collections                           71,970,633.39

                       5 Class D                                                   42,000,000.00
                       6 Required Class D                                          42,000,000.00
                       7 Amount used to pay Excess Class D                                  0.00
                       8 Available Principal Collections                           71,970,633.39

                                    Page 15

                                 SERIES 1998-3


O. Application of Principal Collections during the Accumulation Period





                       1 Available Principal Collections                                            71,970,633.39
                                           a Controlled Deposit Amount                                       0.00
                                           b Minimum of Avail Prin Coll and CDA                              0.00
                                           c Controlled Deposit Amount Shortfall                             0.00
                                           d Amount Deposited in PFA for Class A                             0.00
                                           e Draw from PFA to pay Class A Principal                          0.00
                                           f Class A Adjusted Invested Amount                      528,000,000.00

                       2 Remaining Principal Collections Available                                  71,970,633.39
                                           a Remaining PFA Balance                                           0.00
                                           b Beginning Class B Outstanding Amount                  113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount            113,000,000.00
                                           d Amount Deposited in PFA for Class B                             0.00
                                           e Draw from PFA to pay Class B Principal                          0.00
                                           f Class B Adjusted Invested Amount                      113,000,000.00

                       3 Remaining Principal Collections Available                                  71,970,633.39
                                           a Remaining CIA Amount                                   67,000,000.00
                                           b Principal Paid to CIA                                           0.00
                                           c CIA at the end of the Period                           67,000,000.00

                       4 Remaining Principal Collections Available                                  71,970,633.39
                                           a Remaining Class D Amount                               42,000,000.00
                                           b Principal Paid to Class D                                       0.00
                                           c Class D at the end of the Period                       42,000,000.00

                         Class A Principal Paid to Investors                                                 0.00
                         Class B Principal Paid to Investors                                                 0.00
                         CIA Principal Paid to Investors                                                     0.00
                         Class D Principal Paid to Investors                                                 0.00
                         Ending Class A Outstanding Amount                                         528,000,000.00
                         Ending Class B Outstanding Amount                                         113,000,000.00
                         Ending CIA Outstanding Amount                                              67,000,000.00
                         Ending Class D Outstanding Amount                                          42,000,000.00

                       5 Shared Principal Collections                                               71,970,633.39

                                    Page 16

                                 SERIES 1998-3

P. Application of Principal Collections during Early Amortization Period




                       1 Principal Collections Available                                                     0.00
                                           a Remaining Class A Adjusted Invested Amount            528,000,000.00
                                           b Principal Paid to Class A                                       0.00
                                           c End of Period Class A Adjusted Invested Amount        528,000,000.00

                       2 Remaining Principal Collections Available                                           0.00
                                           a Remaining Class B Adjusted Invested Amount            113,000,000.00
                                           b Principal Paid to Class B                                       0.00
                                           c End of Period Class B Adjusted Invested Amount        113,000,000.00

                       3 Remaining Principal Collections Available                                           0.00
                                           a Remaining Collateral Invested Amount                   67,000,000.00
                                           b Principal Paid to CIA                                           0.00
                                           c Collateral Invested Amount at the end of the Period    67,000,000.00

                       4 Remaining Principal Collections Available                                           0.00
                                           a Remaining Class D Amount                               42,000,000.00
                                           b Principal Paid to Class D                                       0.00
                                           c Class D at the end of the Period                       42,000,000.00


Q. Yield and Base Rate





                       1 Base Rate
                                           a Current Monthly Period                        7.31%
                                           b Prior Monthly Period                          7.21%
                                           c Second Prior Monthly Period                   7.12%

                         Three Month Average Base Rate                                                      7.21%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                       11.37%
                                           b Prior Monthly Period                         11.82%
                                           c Second Prior Monthly Period                  10.59%

                         Three Month Average Series Adjusted Portfolio Yield                               11.26%

                       3 Excess Spread
                                           a Current Monthly Period                        4.05%
                                           b Prior Monthly Period                          4.61%
                                           c Second Prior Monthly Period                   3.47%

                         Three Month Average Excess Spread                                                  4.04%

                                    Page 17